EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement ("Agreement") is made as of the date last indicated below on the acceptance page hereof, by and between MULTIMEDIA PLATFORMS, INC., a Nevada corporation having its principal offices at 2929 East Commercial Blvd., Suite Ph-D, Fort Lauderdale, Florida 33308 (the "Company") and each Purchaser or its assigns (the "Purchaser") whose name and address are set forth on the Signature Page to this Agreement.

RECITALS

WHEREAS, the Company intends to complete a financing raise of not less than $2,000,000 in the first six months of the 2016 (the "Subsequent Financing").

WHEREAS, the Company desires to obtain funds from each Purchaser in order to provide working capital for marketing, acquisitions, expansion and to further the operations of the Company until the completion of the Subsequent Financing.

WHEREAS, the Company is conducting a private bridge note offering (the "Offering"), up to $400,000 (unless otherwise increased by the Company in accordance with Section 1.2 below), consisting of 8% Promissory Notes substantially in the form as annexed hereto as Exhibit A, (the "Notes") and shares of the Company's common stock (the "Common Stock", collectively, the Notes and the Common Stock shall be referred to herein as the "Securities"). The Securities will be sold as units, with each unit consisting of a Note, in the principal amount of $25,000 (the "Offering Price") (i.e. face value based on the principal amount subscribed for) and 250,000 shares of Common Stock, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").

WHEREAS, Purchasers understand that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Units herein, and that no assurance can be made that the Company will repay the Notes, complete its business plan or, if completed, that it will be successful in doing so.

WHEREAS, the offering of Units is being made directly by the Company to accredited investors only, under Section 4(a)(2) of the Securities Act, as amended, on a "best efforts" basis.

WHEREAS, there is no escrow agent in this offering and moneys will not be held in any segregated or secured account pending acceptance or rejection. Accordingly, there is also no minimum offering amount and your funds reflecting the Purchase Price (as hereinafter defined) will become immediately available for use by the Company and susceptible to rights of third party creditors without protection. Purchasers and third party agents will not have an opportunity to approve of a Closing / subscription acceptance, or to request refund of any moneys submitted to the Company until such time as subscriptions are accepted or rejected or a Termination Date occurs. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered with the appropriate subscription documents the Company may utilize and disburse funds and conduct a Closing and issue to Purchasers their respective Securities without any advanced consent or notice to Purchasers. The Company may reject any subscriptions in whole or in part for any reason or for no reason to return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser;

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NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Lender, intending to be legally bound, agree as follows:

AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF UNITS.

1.1 Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, Units, at a negotiated purchase price of face value, the Principal Amount of Notes and corresponding Common Stock set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the "Purchaser Signature Page"), issued in such Purchaser's name, at a purchase price of $25,000 per Unit (the "Purchase Price"). Partial Units may be accepted at the discretion of the Company.

1.2 Increase in Aggregate Offering Amount. Each Purchaser acknowledges and agrees that, the Company, may determine, in its sole discretion, to increase the aggregate amount of the offering of an additional $100,000, with or without the consent of the Purchasers.

2. CLOSING.

2.1 Date and Time. The sale of Units will take place in one or more closings ("Closing"), subject to the satisfaction of all the parties hereto of their obligations herein. The Purchasers shall submit an executed copy of this Agreement to the Company along with the Purchase Price by bank wire directly to the Company. The Closing of the sale of Units contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of, or notice to, Purchasers. Subscriptions that are not accepted will be returned with any funds (less wire fees). The Closing shall take place on or before March 31, 2016, unless otherwise extended by the Company for up to 60 days (the "Termination Date").

2.2 No Escrow Agent. There is no escrow agent and no minimum offering amount. Purchaser understands and acknowledges that the Company may or may not raise capital other than their own subscription and, that the Company may accept subscriptions from Purchasers at any time. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to the Company with the appropriate subscription documents and their subscription received, Purchasers may not revoke their subscription. The Company may reject any subscriptions in whole or in part for any reason or for no reason and shall return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until the Termination Date of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein. All references in this Section 3 to the Notes, or Common Stock shall be collectively referred to as the "Securities" unless the context requires otherwise.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted.

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3.2 Capitalization. All outstanding shares of the Company's capital stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There is only one class and series of common stock of the Company, without any special series, rights, preferences or designations assigned to any particular shares of Common Stock.

3.3 Authorization and Enforcement. This Agreement and the Note, and Common Stock delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. The Company understands that Purchaser and its management and investors have relied on the foregoing representation and warranties as well as all other representations and warranties of the Company herein in making an investment decision.

3.4 Reservation and Valid Issuance of Securities. The Note has been duly and validly authorized and delivered and is fully enforceable as against the Company. The Common Stock has been duly and validly authorized and, upon issuance will be validly issued, fully paid and non-assessable.

3.5 No Conflict, Breach, Violation or Default; Third Party Consents. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or Certificates of Designation or the Company's Bylaws, both as in effect on the date hereof (collectively, the "Company Documents"), or (ii) any statute, rule, regulation or order of any governmental agency, self-regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties.

4. REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser individually and not jointly hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company and its agents and representatives and affiliates and other members of the selling group (if any) and their representatives and affiliates, as third party beneficiaries hereto:

4.1 Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2 Due Execution. The execution and performance of the terms under this Agreement and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

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4.3 Access to Information. Each Purchaser understands that an investment in the Securities involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment. Each Purchaser also understands that the Company has limited capital and is not profitable and will require substantial revenues or financing in order to be able to repay the Notes. Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Securities. Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Securities, all as such Purchaser or such Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the Securities

4.4 Restricted Securities.

4.4.1 Each Purchaser has been advised that none of the Securities have been registered under the Securities Act or any other applicable securities laws and that Securities are being offered and sold pursuant to Section 4(a)(2) of the Securities Act, and that the Company's reliance upon Section 4(a)(2) is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire). Each Purchaser acknowledges that the Securities will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

4.4.2 Each Purchaser represents that such Purchaser is acquiring the Securities for such Purchaser's own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3 Each Purchaser understands and acknowledges that the certificates representing the Common Stock, will bear substantially the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

4.4.4 Each Purchaser acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities. Each Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act. Each Purchaser understands and acknowledges that the Company was once a "shell" company and accordingly, if it becomes delinquent in filing its Securities 1934 Act reports, any Common Stock will become illiquid until such time as the Company becomes current in its Exchange Act reports.

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4.4.5 The representations made by each Purchaser on the Questionnaire (commencing page SP-2 appended at the end hereof) and Purchaser Signature Page are true and correct.

4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser's financial condition. Each Purchaser, either alone or with such Purchaser's representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

4.6 Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the 1934 Act or otherwise purchasing with intent to control voting over the Company.

4.7 Independent Investigation. Each Purchaser in making his decision to purchase the Units herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Company.

4.8 No Advertising. Each Purchaser has not received any general solicitation or advertising regarding the offer of the Units or any of the Securities.

4.9 Certain Trading Activities. Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company's securities) since the time that such Purchaser was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Each Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

4.10 Public Statements. The Purchaser agrees not to issue any public statement with respect to the Offering, Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law.

4.11 Acceptance or Rejection. The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription.

4.12 Confidential. The Purchaser acknowledges that the information made available to the Purchaser other than the SEC Reports is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber's subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

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4.13 The Subscriber understands that the Notes and the Common Stock being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Units.

5. MISCELLANEOUS.

5.1 Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Securities by such Purchaser in violation of the Securities Act or applicable state securities law.

5.2 Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, in the County of New York (or any federal courts having jurisdiction of such area) with respect to any matter relating to this Agreement and performance of the parties' obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties' obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York by registered or certified mail to the parties and their representatives at their respective addresses as specified in Section 5.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.4 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority of the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

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5.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by facsimile or email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:

Multimedia Platforms, Inc.

2929 East Commercial Blvd., Suite Ph-D

Fort Lauderdale, Florida 33308

Attn: Robert A. Blair, Chief Executive Officer

With a copy to (which shall not constitute notice):

Szaferman, Lakind, Blumstein & Blader, P.C.

101 Grovers Mill Road, Suite 200

Lawrenceville, NJ 08648

Attn: Gregg Jaclin, Esq.

gjaclin@szaferman.com

If to the Purchaser: At the address set forth on the Purchaser's Signature Page

5.8 Faxes, Electronic Mail and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or electronic mail (any such delivery, an "Electronic Delivery"), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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5.9 Enforcement. In addition to other remedies available in law or in equity, the Note shall be deemed and considered an irrevocable instrument for the payment of money only, enforceable on its face and by its terms in summary proceeding or, at the election of the holder thereof, a regular or other proceeding. Note holder shall be entitled to reimbursement of any and all costs and fees relating to enforcement of this Agreement or the Note or the Common Stock, including reimbursement of legal fees.

5.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.11 Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

5.12 Legal Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees, including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

[signature page follows]

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[Counterpart Signature Page To Securities Purchase Agreement of

Multimedia Platforms, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - See Purchaser Signature Pages)

COMPANY

Multimedia Platforms, Inc.

By:	/s/ Robert Blair
Robert Blair, Chief Executive Officer

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PURCHASER SIGNATURE PAGES

The undersigned Purchaser has read the Securities Purchase Agreement of Multimedia Platforms, Inc., a Nevada corporation dated as of February 18, 2016, and acknowledges that the completion of this Questionnaire and the execution of the Purchaser Signature Page that follows shall constitute the undersigned's execution of such Agreement. This Questionnaire is and shall remain part of the Agreement. All capitalized terms used herein shall be as defined in such Agreement

I hereby subscribe for 1 Unit(s), at a Purchase Price of $25,000 per Unit, each Unit comprised of a $25,000 Principal Amount of 8% Promissory Notes and 250,000 share of Common Stock, for an aggregate Purchase Price of $25,000.

I am a resident of the State(s) or Country of Florida and _________.

C. Lawrence and Ronna N. Rutstein JTWROS
Please print above the exact name(s) in which the Shares are to be held

My address is:	16164 Via Monteverde, Delray Beach, FL 33446

My phone number is:

Signature:

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